UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2019

QS

U.S. LARGE CAP

EQUITY FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2019

II	QS U.S. Large Cap Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large-capitalization companies. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”)i. The Fund has exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At QS Investors, LLC, the Fund’s subadviser, the portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 1000 Index returned 16.10% for the twelve-month reporting period ended November 30, 2019, with considerable volatility within and across quarters. In December 2018, the Russell 1000 Index experienced the steepest monthly decline since February 2009 and moved into bear market territory. A confluence of factors drove equity markets to their worst month of the decade, including the trade conflict between the U.S. and China and a partial shutdown of the U.S. government driven by disagreement regarding funding for a Mexican border wall.

Equity markets rallied in January 2019 and continued to generate positive returns, posting the best quarter return since 1998. Despite worries about China’s slowdown at 2018 year end and Brexit uncertainty, markets globally returned to a risk-on sentiment as central bank policies became increasingly accommodative, the U.S. experienced a positive earnings season, and China manufacturing indicators returned to modest growth levels. Over the first calendar quarter of 2019, a rise in oil prices of 32% and a U.S. yield curveiii inversion in late March 2019 did little to stop the positive market momentum. Investor optimism pushed markets higher, and most U.S. sectors had double-digit returns. The Real Estate sector in particular benefited from the U.S. Federal Reserve Board (the “Fed”)iv pivot to a dovish stance. The Fed suggested that mixed economic signals justified a revised approach to interest rate hikes, making them unlikely for the rest of 2019.

QS U.S. Large Cap Equity Fund 2019 Annual Report	1

Fund overview (cont’d)

Russell 1000 Index returns continued to be volatile in the second calendar quarter of 2019. The quarter started with a strong rally in April, only to sharply decline in May and then rebound dramatically in June 2019. The risk-on/risk-off theme that had dominated financial markets over the past few years was also pervasive during this quarter, as most risky assets appreciated dramatically in April and June but exhibited dismal performance during May 2019. The shifts in investor sentiment were propelled by the perception of a number of risks, including an escalation in the U.S.-China trade tariff war, uncertainty around Brexit, the earlier inversion of the yield curve in the U.S. and soft global growth. These risks overshadowed several sources of investor optimism, including a tariff freeze agreement between the U.S. and China.

In the third calendar quarter of 2019, the U.S. economy remained on a stronger footing than most other major markets, driven by robust employment and consumer spending numbers. However, this quarter saw a contraction within the manufacturing index, and consumer, business and investor confidence indices were at multi-year lows. In July 2019, the Fed cut interest rates by twenty-five basis pointsv for the first time in eleven years, followed by additional cuts in September and October 2019.

The Fed rate cut in October 2019 coupled with perceived positive developments on U.S./China trade negotiations and corporate earnings that largely exceeded expectations contributed to investor optimism in October and November 2019. Health care stocks rallied on strong earnings and the resolution of several lawsuits over the oxycodone crisis. Information technology stocks also posted strong returns.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended November 30, 2019, Class IS shares of QS U.S. Large Cap Equity Fund returned 11.44%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 16.10% for the same period. The Lipper Large-Cap Core Funds Category Averagevi returned 14.58% over the same time frame.

2	QS U.S. Large Cap Equity Fund 2019 Annual Report

Performance Snapshot as of November 30, 2019 (unaudited)
	6 months†	12 months†
QS U.S. Large Cap Equity Fund:
Class FI	14.14%	11.04%
Class I	14.21%	11.33%
Class IS	14.33%	11.44%
Russell 1000 Index	15.03%	16.10%
Lipper Large-Cap Core Funds Category Average	14.13%	14.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2019, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 1.17%, 0.74% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses

†

The total return includes gains from settlement of security litigations. Without these gains, the total return for the six months ended May 31, 2019 for Class FI, Class I and Class IS shares would have been 14.08%, 12.58% and 14.33%, respectively. Without these gains, the total return for the twelve months ended November 30, 2019 for Class FI, Class I and Class IS shares would have been 10.98%, 9.73% and 11.44%, respectively.

QS U.S. Large Cap Equity Fund 2019 Annual Report	3

Fund overview (cont’d)

incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the reporting period was stock selection in the Energy sector. From a sector allocation perspective, an underweight to the Consumer Staples sector, which had a lower return than the benchmark overall, also contributed to results.

At the security level, Snap, Inc., which is not in the benchmark, was the leading contributor. Active users of Snapchat started growing over the past three quarters, thanks to a rebuilt Android application and resurging growth in Snapchat users among U.S. teens.

An overweight to Pilgrim’s Pride Corp., a Brazilian-owned, multi-national food company headquartered in Colorado, was also a leading contributor. Shares of this poultry processor were up 64% in the first half of 2019.

Xilinx, Inc., a U.S. semiconductor company which produces programmable chips, outperformed in the portfolio by virtue of the timing of the purchase and sale of shares. The stock grew by 50% in the first calendar quarter of 2019, seen by analysts as a significant leader in 5G technology. The portfolio benefitted from an overweight position during this time. Shares came under pressure in late April 2019, falling 17% following analyst downgrades over slower-than-expected growth rates and a slight earnings miss. Despite a short term recovery in July 2019, the stock has continued to slide back down to 2018 levels. The stock has been underweight since early May 2019, thus also contributing to performance.

Q. What were the leading detractors from performance?

A. Stock selection overall was the primary detractor from performance relative to the benchmark, with the most negative results in the Communication Services, Real Estate and Industrials sectors. Overweights to the Health Care and Energy sectors detracted from return on an allocation level, given that these were the poorest performing sectors in the benchmark.

At the stock level, the leading detractor was U.S. Cellular Corp. which saw its stock decline significantly after posting weaker than expected third-quarter 2019 earnings. The company indicated that the uncertainty surrounding the proposed merger between T-Mobile and Sprint resulted in some difficulties in securing new partnerships.

TripAdvisor, Inc. was another major detractor; it missed its third-quarter earnings, blaming weakened visibility in Google search results.

Holding PG&E Corp. detracted from returns as it continues to be impacted by the devastating California wildfires which resulted in $30 billion in liabilities and a Chapter 11 bankruptcy filing in January 2019. The stock lost over 75% of its value from November 2018

4	QS U.S. Large Cap Equity Fund 2019 Annual Report

month-end to mid-January 2019. We closed out the Fund’s position after it had recovered by 200%. Most recently PG&E has been ordered to answer questions about the Kincade Fire, which burned 77,758 acres in Sonoma County in October and November of 2019, as well as the blackouts it has been imposing throughout the state as a fire-deterrent measure.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant fundamental changes to the Fund.

Thank you for your investment in QS U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

December 20, 2019

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the credit-worthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2019 were: Apple Inc. (4.5%), Microsoft Corp. (2.9%), Amazon.com Inc. (2.8%), Alphabet Inc., Class C Shares (2.1%), Facebook Inc., Class A Shares (1.9%), Home Depot Inc. (1.4%), Adobe Inc. (1.4%), Merck & Co. Inc. (1.4%), AbbVie Inc. (1.3%) and Amgen Inc. (1.2%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is

QS U.S. Large Cap Equity Fund 2019 Annual Report	5

Fund overview (cont’d)

not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2019 were: Information Technology (21.4%), Health Care (15.1%), Financials (10.8%), Consumer Discretionary (10.8%) and Industrials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. equity market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 687 funds for the six-month period and among the 669 funds for the twelve-month period in the Fund’s Lipper category including returns of capital, if any.

6	QS U.S. Large Cap Equity Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2019 and November 30, 2018 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS U.S. Large Cap Equity Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2019 and held for the six months ended November 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class FI	14.14%	$1,000.00	$1,141.40	1.05%	$5.64	Class FI	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class I	14.21	1,000.00	1,142.10	0.83	4.46	Class I	5.00	1,000.00	1,020.91	0.83	4.20
Class IS	14.33	1,000.00	1,143.30	0.70	3.76	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	QS U.S. Large Cap Equity Fund 2019 Annual Report

[1]	For the six months ended November 30, 2019.

[2]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS U.S. Large Cap Equity Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns[1]
	Class FI†	Class I†	Class IS†
Twelve Months Ended 11/30/19	11.04%	11.33%	11.44%
Five Years Ended 11/30/19	8.16	N/A	8.48
Ten Years Ended 11/30/19	12.05	N/A	12.35
Inception* through 11/30/19	—	8.71	—

Cumulative total returns[1]
Class FI (11/30/09 through 11/30/19)		212.02%
Class I (Inception date of 5/1/15 through 11/30/19)		46.62
Class IS (11/30/09 through 11/30/19)		220.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

†	The total returns include gains from settlement of security litigations. Without these gains, the total returns would have been lower.

*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015, and April 30, 2008, respectively.

10	QS U.S. Large Cap Equity Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2009 - November 2019

Value of $1,000,000 invested in

Class IS Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2009 - November 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of QS U.S. Large Cap Equity Fund on November 30, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2019. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index

QS U.S. Large Cap Equity Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	QS U.S. Large Cap Equity Fund 2019 Annual Report

Schedule of investments

November 30, 2019

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.5%
Communication Services — 9.6%
Diversified Telecommunication Services — 0.2%
AT&T Inc.	25,998	$971,806
Verizon Communications Inc.	12,967	781,132
Total Diversified Telecommunication Services		1,752,938
Entertainment — 1.1%
Electronic Arts Inc.	49,725	5,022,722	*
Netflix Inc.	14,197	4,467,228	*
Total Entertainment		9,489,950
Interactive Media & Services — 6.4%
Alphabet Inc., Class A Shares	5,557	7,246,828	*
Alphabet Inc., Class C Shares	14,200	18,530,432	*
Facebook Inc., Class A Shares	82,500	16,635,300	*
Snap Inc., Class A Shares	200,000	3,050,000	*
TripAdvisor Inc.	79,560	2,259,504
Twitter Inc.	230,000	7,109,300	*
Total Interactive Media & Services		54,831,364
Media — 0.4%
Sinclair Broadcast Group Inc., Class A Shares	110,600	3,852,198
Wireless Telecommunication Services — 1.5%
Sprint Corp.	670,000	3,966,400	*
Telephone & Data Systems Inc.	185,000	4,386,350
United States Cellular Corp.	140,630	4,768,763	*
Total Wireless Telecommunication Services		13,121,513
Total Communication Services		83,047,963
Consumer Discretionary — 10.8%
Auto Components — 0.5%
Goodyear Tire & Rubber Co.	145,000	2,318,550
Lear Corp.	15,500	1,864,805
Total Auto Components		4,183,355
Hotels, Restaurants & Leisure — 1.3%
Norwegian Cruise Line Holdings Ltd.	27,787	1,490,495	*
Starbucks Corp.	108,500	9,269,155
Total Hotels, Restaurants & Leisure		10,759,650
Household Durables — 1.4%
PulteGroup Inc.	187,451	7,432,432
Toll Brothers Inc.	122,752	4,930,948
Total Household Durables		12,363,380
Internet & Direct Marketing Retail — 4.5%
Amazon.com Inc.	13,601	24,492,681	*

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	13

Schedule of investments (cont’d)

November 30, 2019

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Internet & Direct Marketing Retail — continued
Booking Holdings Inc.	4,700	$8,948,941	*
Etsy Inc.	131,400	5,701,446	*
Total Internet & Direct Marketing Retail		39,143,068
Specialty Retail — 1.7%
Foot Locker Inc.	57,149	2,288,817
Home Depot Inc.	55,000	12,128,050
Total Specialty Retail		14,416,867
Textiles, Apparel & Luxury Goods — 1.4%
Deckers Outdoor Corp.	36,495	6,137,729	*
Ralph Lauren Corp.	56,357	6,049,360
Total Textiles, Apparel & Luxury Goods		12,187,089
Total Consumer Discretionary		93,053,409
Consumer Staples — 5.7%
Beverages — 0.8%
Monster Beverage Corp.	110,470	6,608,315	*
Food & Staples Retailing — 0.6%
Kroger Co.	206,212	5,637,836
Food Products — 2.5%
Bunge Ltd.	117,550	6,274,819
Hershey Co.	49,000	7,259,840
Pilgrim’s Pride Corp.	254,085	8,003,678	*
Total Food Products		21,538,337
Household Products — 0.6%
Procter & Gamble Co.	24,375	2,975,213
Spectrum Brands Holdings Inc.	33,800	2,113,176
Total Household Products		5,088,389
Tobacco — 1.2%
Altria Group Inc.	70,000	3,479,000
Philip Morris International Inc.	85,000	7,049,050
Total Tobacco		10,528,050
Total Consumer Staples		49,400,927
Energy — 4.7%
Oil, Gas & Consumable Fuels — 4.7%
Chevron Corp.	84,727	9,924,074
ConocoPhillips	70,400	4,219,776
Exxon Mobil Corp.	40,472	2,757,357
HollyFrontier Corp.	71,057	3,662,988
Marathon Petroleum Corp.	71,482	4,334,669

See Notes to Financial Statements.

14	QS U.S. Large Cap Equity Fund 2019 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Phillips 66	64,000	$7,342,080
Valero Energy Corp.	84,858	8,103,090
Total Energy		40,344,034
Financials — 10.8%
Banks — 4.3%
Associated Banc-Corp.	144,800	3,104,512
Bank of America Corp.	68,445	2,280,587
CIT Group Inc.	129,512	5,895,386
Fifth Third Bancorp	189,540	5,722,213
First Horizon National Corp.	260,000	4,180,800
JPMorgan Chase & Co.	38,610	5,087,254
Regions Financial Corp.	347,621	5,784,413
Zions Bancorp NA	103,350	5,144,763
Total Banks		37,199,928
Capital Markets — 1.2%
Affiliated Managers Group Inc.	23,400	1,997,658
E*TRADE Financial Corp.	37,600	1,665,680
Invesco Ltd.	110,000	1,931,600
Virtu Financial Inc., Class A Shares	275,800	4,578,280
Total Capital Markets		10,173,218
Consumer Finance — 1.9%
Navient Corp.	525,000	7,533,750
SLM Corp.	179,800	1,533,694
Synchrony Financial	198,000	7,407,180
Total Consumer Finance		16,474,624
Diversified Financial Services — 0.7%
Berkshire Hathaway Inc., Class B Shares	27,007	5,949,642	*
Insurance — 1.9%
Allstate Corp.	68,000	7,571,800
American Financial Group Inc.	13,000	1,426,230
Principal Financial Group Inc.	85,000	4,683,500
Unum Group	84,000	2,582,160
Total Insurance		16,263,690
Thrifts & Mortgage Finance — 0.8%
MGIC Investment Corp.	490,900	7,073,869
Total Financials		93,134,971
Health Care — 15.1%
Biotechnology — 5.0%
AbbVie Inc.	126,600	11,106,618
Amgen Inc.	44,349	10,409,597

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	15

Schedule of investments (cont’d)

November 30, 2019

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Biotechnology — continued
Biogen Inc.	33,527	$10,051,730	*
Gilead Sciences Inc.	21,411	1,439,676
Incyte Corp.	42,000	3,954,720	*
Regeneron Pharmaceuticals Inc.	3,412	1,259,028	*
Vertex Pharmaceuticals Inc.	23,000	5,100,250	*
Total Biotechnology		43,321,619
Health Care Equipment & Supplies — 3.5%
ABIOMED Inc.	6,337	1,243,192	*
Align Technology Inc.	13,162	3,650,349	*
Baxter International Inc.	83,067	6,809,002
Edwards Lifesciences Corp.	22,554	5,524,377	*
Haemonetics Corp.	49,175	5,930,505	*
Masimo Corp.	43,100	6,683,517	*
Total Health Care Equipment & Supplies		29,840,942
Health Care Providers & Services — 2.4%
Chemed Corp.	16,282	7,001,586
Humana Inc.	18,045	6,157,496
Molina Healthcare Inc.	45,500	6,165,250	*
UnitedHealth Group Inc.	5,849	1,636,960
Total Health Care Providers & Services		20,961,292
Health Care Technology — 0.7%
Veeva Systems Inc., Class A Shares	40,800	6,086,544	*
Life Sciences Tools & Services — 0.4%
Bruker Corp.	67,948	3,478,258
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	175,000	9,964,500
Johnson & Johnson	33,150	4,557,793
Merck & Co. Inc.	134,883	11,759,100
Total Pharmaceuticals		26,281,393
Total Health Care		129,970,048
Industrials — 9.8%
Aerospace & Defense — 0.3%
Lockheed Martin Corp.	7,200	2,815,416
Airlines — 1.8%
JetBlue Airways Corp.	192,660	3,712,558	*
Southwest Airlines Co.	139,057	8,015,246
United Airlines Holdings Inc.	37,500	3,480,000	*
Total Airlines		15,207,804
Commercial Services & Supplies — 0.8%
Tetra Tech Inc.	76,700	6,771,843

See Notes to Financial Statements.

16	QS U.S. Large Cap Equity Fund 2019 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Construction & Engineering — 0.7%
MasTec Inc.	93,300	$6,189,522	*
Electrical Equipment — 0.4%
Eaton Corp. PLC	17,226	1,593,405
Hubbell Inc.	12,600	1,852,452
Total Electrical Equipment		3,445,857
Industrial Conglomerates — 0.5%
Honeywell International Inc.	24,862	4,439,110
Machinery — 2.8%
AGCO Corp.	85,400	6,672,302
Allison Transmission Holdings Inc.	66,000	3,194,400
Cummins Inc.	42,000	7,680,120
Dover Corp.	45,000	5,016,600
Oshkosh Corp.	20,000	1,809,200
Total Machinery		24,372,622
Professional Services — 1.3%
FTI Consulting Inc.	17,100	1,863,729	*
Insperity Inc.	50,602	3,935,318
Robert Half International Inc.	92,967	5,410,679
Total Professional Services		11,209,726
Road & Rail — 0.6%
Union Pacific Corp.	30,000	5,279,700
Trading Companies & Distributors — 0.6%
W.W. Grainger Inc.	16,200	5,134,590
Total Industrials		84,866,190
Information Technology — 21.4%
Communications Equipment — 1.1%
Cisco Systems Inc.	215,000	9,741,650
Electronic Equipment, Instruments & Components — 1.1%
Avnet Inc.	58,402	2,374,041
Jabil Inc.	188,662	7,327,632
Total Electronic Equipment, Instruments & Components		9,701,673
IT Services — 3.7%
Booz Allen Hamilton Holding Corp.	97,800	7,115,928
Euronet Worldwide Inc.	20,000	3,143,800	*
Mastercard Inc., Class A Shares	25,000	7,305,750
PayPal Holdings Inc.	81,997	8,856,496	*
Switch Inc., Class A Shares	200,600	3,161,456
Visa Inc., Class A Shares	14,000	2,583,140
Total IT Services		32,166,570

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	17

Schedule of investments (cont’d)

November 30, 2019

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices Inc.	140,000	$5,481,000	*
Applied Materials Inc.	50,000	2,895,000
Broadcom Inc.	27,300	8,632,533
Intel Corp.	34,125	1,980,956
Lam Research Corp.	12,200	3,255,326
Total Semiconductors & Semiconductor Equipment		22,244,815
Software — 8.3%
Adobe Inc.	38,924	12,048,146	*
Citrix Systems Inc.	64,000	7,219,840
Dropbox Inc., Class A Shares	165,000	3,050,850	*
Fortinet Inc.	65,032	6,835,514	*
Manhattan Associates Inc.	20,300	1,695,253	*
Microsoft Corp.	165,825	25,102,588
Oracle Corp.	121,875	6,842,063
Proofpoint Inc.	20,000	2,373,800	*
salesforce.com Inc.	36,671	5,973,339	*
Total Software		71,141,393
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.	146,191	39,069,545
Total Information Technology		184,065,646
Materials — 2.6%
Chemicals — 1.3%
Eastman Chemical Co.	87,000	6,818,190
Huntsman Corp.	180,000	4,071,600
Total Chemicals		10,889,790
Containers & Packaging — 0.5%
International Paper Co.	103,000	4,773,020
Metals & Mining — 0.8%
Steel Dynamics Inc.	210,000	7,083,300
Total Materials		22,746,110
Real Estate — 4.9%
Equity Real Estate Investment Trusts (REITs) — 4.5%
Brixmor Property Group Inc.	293,085	6,430,285
CoreCivic Inc.	151,296	2,292,134
Host Hotels & Resorts Inc.	175,000	3,060,750
Iron Mountain Inc.	189,700	6,093,164
Kimco Realty Corp.	362,804	7,843,822
Lamar Advertising Co., Class A Shares	62,200	5,189,346

See Notes to Financial Statements.

18	QS U.S. Large Cap Equity Fund 2019 Annual Report

QS U.S. Large Cap Equity Fund

Security		Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Life Storage Inc.		54,600	$5,979,792
Retail Properties of America Inc., Class A Shares		101,303	1,441,542
Total Equity Real Estate Investment Trusts (REITs)			38,330,835
Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A Shares		60,000	3,421,200	*
Total Real Estate			41,752,035
Utilities — 4.1%
Electric Utilities — 1.3%
IDACORP Inc.		63,700	6,691,685
OGE Energy Corp.		80,000	3,364,800
Pinnacle West Capital Corp.		13,500	1,179,765
Total Electric Utilities			11,236,250
Gas Utilities — 0.9%
National Fuel Gas Co.		90,000	4,051,800
Spire Inc.		44,685	3,459,513
Total Gas Utilities			7,511,313
Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.		390,000	7,374,900
NRG Energy Inc.		153,660	6,104,912
Total Independent Power and Renewable Electricity Producers			13,479,812
Multi-Utilities — 0.4%
Sempra Energy		23,000	3,387,210
Total Utilities			35,614,585
Total Investments before Short-Term Investments (Cost — $662,706,585)			857,995,918

Rate
Short-Term Investments — 0.3%
Invesco Treasury Portfolio, Institutional Class (Cost — $3,067,883)	1.528%	3,067,883	3,067,883
Total Investments — 99.8% (Cost — $665,774,468)			861,063,801
Other Assets in Excess of Liabilities — 0.2%			1,514,209
Total Net Assets — 100.0%			$862,578,010

*	Non-income producing security.

At November 30, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini S&P 500 Index	22	12/19	$3,383,108	$3,458,070	$74,962

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	19

Statement of assets and liabilities

November 30, 2019

Assets:
Investments, at value (Cost — $665,774,468)	$861,063,801
Cash	199,405
Dividends and interest receivable	1,573,144
Deposits with brokers for open futures contracts	186,722
Receivable for Fund shares sold	93,929
Prepaid expenses	23,023
Total Assets	863,140,024

Liabilities:
Investment management fee payable	463,512
Payable to broker — variation margin on open futures contracts	11,110
Payable for Fund shares repurchased	5,303
Trustees’ fees payable	5,226
Service and/or distribution fees payable	12
Accrued expenses	76,851
Total Liabilities	562,014
Total Net Assets	$862,578,010

Net Assets:
Par value (Note 7)	$457
Paid-in capital in excess of par value	598,334,593
Total distributable earnings (loss)	264,242,960
Total Net Assets	$862,578,010

Net Assets:
Class FI	$59,541
Class I	$55,273
Class IS	$862,463,196

Shares Outstanding:
Class FI	3,146
Class I	2,934
Class IS	45,712,307

Net Asset Value:
Class FI (and redemption price)	$18.93
Class I (and redemption price)	$18.84
Class IS (and redemption price)	$18.87

See Notes to Financial Statements.

20	QS U.S. Large Cap Equity Fund 2019 Annual Report

Statement of operations

For the Year Ended November 30, 2019

Investment Income:
Dividends	$13,600,007
Interest	175,098
Less: Foreign taxes withheld	(2,323)
Total Investment Income	13,772,782

Expenses:
Investment management fee (Note 2)	5,136,321
Fund accounting fees	74,235
Registration fees	60,121
Trustees’ fees	50,922
Audit and tax fees	45,773
Legal fees	22,862
Insurance	9,294
Custody fees	5,518
Shareholder reports	4,525
Interest expense	694
Transfer agent fees (Note 5)	200
Service and/or distribution fees (Notes 2 and 5)	129
Miscellaneous expenses	7,424
Total Expenses	5,418,018
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(281,157)
Net Expenses	5,136,861
Net Investment Income	8,635,921

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	67,516,767
Futures contracts	(192,868)
Net Realized Gain	67,323,899
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,368,194
Futures contracts	74,962
Change in Net Unrealized Appreciation (Depreciation)	6,443,156
Net Gain on Investments and Futures Contracts	73,767,055
Increase in Net Assets From Operations	$82,402,976

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	21

Statements of changes in net assets

For the Years Ended November 30,	2019	2018

Operations:
Net investment income	$8,635,921	$8,611,599
Net realized gain	67,323,899	79,142,600
Change in net unrealized appreciation (depreciation)	6,443,156	(57,842,608)
Increase in Net Assets From Operations	82,402,976	29,911,591

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(87,281,320)	(48,264,387)
Decrease in Net Assets From Distributions to Shareholders	(87,281,320)	(48,264,387)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	239,451,900	96,559,668
Reinvestment of distributions	87,281,320	48,264,387
Cost of shares repurchased	(118,950,055)	(146,717,686)
Cost of shares redeemed in-kind (Note 8)	(16,407,421)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	191,375,744	(1,893,631)
Increase (Decrease) in Net Assets	186,497,400	(20,246,427)

Net Assets:
Beginning of year	676,080,610	696,327,037
End of year	$862,578,010	$676,080,610

See Notes to Financial Statements.

22	QS U.S. Large Cap Equity Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$19.84	$20.48	$16.79	$16.94	$17.75

Income (loss) from operations:
Net investment income	0.14	0.23	0.18	0.15	0.11
Net realized and unrealized gain (loss)	1.48	0.49	3.75	0.49	(0.15)
Total income (loss) from operations	1.62	0.72	3.93	0.64	(0.04)

Less distributions from:
Net investment income	(0.23)	(0.24)	(0.24)	—	(0.11)
Net realized gains	(2.30)	(1.12)	—	(0.79)	(0.66)
Total distributions	(2.53)	(1.36)	(0.24)	(0.79)	(0.77)

Net asset value, end of year	$18.93	$19.84	$20.48	$16.79	$16.94
Total return[2]	11.04%[3]	3.62%	23.71%	4.08%	(0.08)%

Net assets, end of year (000s)	$60	$50	$24	$38	$91

Ratios to average net assets:
Gross expenses	1.36%	0.82%	1.21%	1.32%	1.17%
Net expenses[4,5]	1.05	0.78	1.05	1.05	1.05
Net investment income	0.81	1.15	0.97	0.98	0.64

Portfolio turnover rate	54%[6]	40%	22%[6]	25%	48%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.98% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2019	2018	2017	2016	2015[2]	2012

Net asset value, beginning of year	$19.73	$20.40	$16.67	$16.96	$17.31	$10.45

Income (loss) from operations:
Net investment income	0.20	0.24	0.24	0.22	0.11	0.15
Net realized and unrealized gain (loss)	1.46	0.50	3.73	0.46	(0.46)	1.64
Total income (loss) from operations	1.66	0.74	3.97	0.68	(0.35)	1.79

Less distributions from:
Net investment income	(0.25)	(0.29)	(0.24)	(0.18)	—	(0.17)
Net realized gains	(2.30)	(1.12)	—	(0.79)	—	—
Total distributions	(2.55)	(1.41)	(0.24)	(0.97)	—	(0.17)

Net asset value, end of year	$18.84	$19.73	$20.40	$16.67	$16.96	$12.07
Total return[3]	11.33%[4]	3.74%	24.09%	4.42%	(2.02)%	17.37%

Net assets, end of year (000s)	$55	$15,607	$12,691	$8,485	$4,623	$53

Ratios to average net assets:
Gross expenses	0.74%	0.74%	0.79%	0.80%	0.80%[5]	1.03%
Net expenses[6,7]	0.70	0.70	0.70	0.71	0.77 [5]	0.80
Net investment income	1.14	1.22	1.34	1.40	1.13 [5]	1.28

Portfolio turnover rate	54%[8]	40%	22%[8]	25%	48%[8,9]	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (re-inception date) to November 30, 2015. Class I shares had previously liquidated on May 28, 2013 and resumed operations on May 1, 2015 upon shareholder investment.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 9.73% for the year ended November 30, 2019.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended November 30, 2015.

See Notes to Financial Statements.

24	QS U.S. Large Cap Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$19.74	$20.41	$16.67	$16.97	$17.75

Income (loss) from operations:
Net investment income	0.21	0.24	0.24	0.22	0.17
Net realized and unrealized gain (loss)	1.47	0.50	3.74	0.45	(0.14)
Total income from operations	1.68	0.74	3.98	0.67	0.03

Less distributions from:
Net investment income	(0.25)	(0.29)	(0.24)	(0.18)	(0.15)
Net realized gains	(2.30)	(1.12)	—	(0.79)	(0.66)
Total distributions	(2.55)	(1.41)	(0.24)	(0.97)	(0.81)

Net asset value, end of year	$18.87	$19.74	$20.41	$16.67	$16.97
Total return[2]	11.44%[3]	3.74%	24.15%	4.35%	0.32%

Net assets, end of year (millions)	$862	$660	$684	$773	$810

Ratios to average net assets:
Gross expenses	0.74%	0.74%	0.79%	0.79%	0.79%
Net expenses[4,5]	0.70	0.70	0.70	0.69	0.76
Net investment income	1.18	1.21	1.33	1.39	0.99

Portfolio turnover rate	54%[6]	40%	22%[6]	25%	48%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2019 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	QS U.S. Large Cap Equity Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS U.S. Large Cap Equity Fund 2019 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$857,995,918	—	—	$857,995,918
Short-Term Investments†	3,067,883	—	—	3,067,883
Total Investments	$861,063,801	—	—	$861,063,801
Other Financial Instruments:
Futures Contracts	$74,962	—	—	$74,962
Total	$861,138,763	—	—	$861,138,763

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

28	QS U.S. Large Cap Equity Fund 2019 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

QS U.S. Large Cap Equity Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(5,635,484)	$5,635,484

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

30	QS U.S. Large Cap Equity Fund 2019 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended November 30, 2019, fees waived and/or expenses reimbursed amounted to $281,157.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

QS U.S. Large Cap Equity Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

3. Investments

During the year ended November 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$531,182,696
Sales	393,388,616	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $16,407,421 (Note 8).

At November 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$665,877,817	$223,554,329	$(28,368,345)	$195,185,984
Futures contracts	—	74,962	—	74,962

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2019.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$74,962
[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(192,868)

32	QS U.S. Large Cap Equity Fund 2019 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$74,962

During the year ended November 30, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,715,845

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$129	$194
Class I	—	64
Class IS	—	(58)
Total	$129	$200

For the year ended November 30, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$161
Class I	3,262
Class IS	277,734
Total	$281,157

6. Distributions to shareholders by class

	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Investment Income:
Class FI	$586	$600
Class I	206,270	179,824
Class IS	8,293,150	9,819,610
Total	$8,500,006	$10,000,034

QS U.S. Large Cap Equity Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Realized Gains:
Class FI	$5,794	$2,744
Class I	1,867,947	695,331
Class IS	76,907,573	37,566,278
Total	$78,781,314	$38,264,353

7. Shares of beneficial interest

At November 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2019		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class FI
Shares sold	386	$6,627	1,297	$26,569
Shares issued on reinvestment	412	6,380	170	3,344
Shares repurchased	(165)	(2,558)	(108)	(2,117)
Net increase	633	$10,449	1,359	$27,796

Class I
Shares sold	127,195	$2,233,335	191,862	$3,862,843
Shares issued on reinvestment	135,215	2,074,217	44,766	875,155
Shares repurchased	(90,480)	(1,540,089)	(67,571)	(1,369,474)
Shares redeemed in-kind	(960,060)	(16,407,421)	—	—
Net increase (decrease)	(788,130)	$(13,639,958)	169,057	$3,368,524

Class IS
Shares sold	13,381,568	$237,211,938	4,740,023	$92,670,256
Shares issued on reinvestment	5,533,408	85,200,723	2,423,275	47,385,888
Shares repurchased	(6,658,407)	(117,407,408)	(7,194,835)	(145,346,095)
Net increase (decrease)	12,256,569	$205,005,253	(31,537)	$(5,289,951)

8. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $16,407,421. The net realized gain on these redemptions in-kind amounted to $5,635,264, which was not realized for tax purposes.

34	QS U.S. Large Cap Equity Fund 2019 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$10,499,726	$10,000,034
Net long-term capital gains	76,781,594	38,264,353
Total distributions paid	$87,281,320	$48,264,387

As of November 30, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$8,054,991
Undistributed long-term capital gains — net	61,044,989
Total undistributed earnings	$69,099,980
Other book/tax temporary differences(a)	(117,966)
Unrealized appreciation (depreciation)(b)	195,260,946
Total distributable earnings (loss) — net	$264,242,960
(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

QS U.S. Large Cap Equity Fund 2019 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS U.S. Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS U.S. Large Cap Equity Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the three years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the periods ended on or prior to November 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

36	QS U.S. Large Cap Equity Fund 2019 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS Investors ”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with QS Investors, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

QS U.S. Large Cap Equity Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of Manager and QS Investors, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2019. The Fund performed below the median performance of the funds in the Performance Universe for the one- and five-year periods, and performed better than the median performance of the funds in the Performance Universe for the three- and

38	QS U.S. Large Cap Equity Fund

ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2019, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and noted that the portfolio managers continued to apply a consistent investment strategy. The Trustees noted that the Manager and QS Investors were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s long-term performance record. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions, if any, for fee waiver and/or expense reimbursement arrangements that may have been in effect for the Fund.

The Board reviewed information regarding the scope of services provided to the Fund by the Manager and its affiliates, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio

QS U.S. Large Cap Equity Fund	39

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

with those of a group of 11 institutional large-cap core funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the Expense Universe. This information also showed that the Fund’s total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the median of the total expense ratios of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale

40	QS U.S. Large Cap Equity Fund

also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS U.S. Large Cap Equity Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

42	QS U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

QS U.S. Large Cap Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

44	QS U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

QS U.S. Large Cap Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	QS U.S. Large Cap Equity Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

QS U.S. Large Cap Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	QS U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2019:

Record date:	12/18/2018	6/19/2019
Payable date:	12/19/2018	6/20/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%
Long-Term Capital Gain Dividend	$ 2.191200	$0.046970
Qualified Short-Term Capital Gain Dividend*	$ 0.056540	$0.001700

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

QS U.S. Large Cap Equity Fund	49

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QS

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/20 SR19-3780

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2018 and November 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,234 in November 30, 2018 and $71,785 in November 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2018 and $0 in November 30, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2018 and $0 in November 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in November 30, 2018 and $0 in November 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2018 and November 30, 2019; Tax Fees were 100% and 100% for November 30, 2018 and November 30, 2019; and Other Fees were 100% and 100% for November 30, 2018 and November 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $678,000 in November 30, 2018 and $347,570 in November 30, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross*
Susan M. Heilbron*
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 23, 2020